UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Enova International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ENOVA INTERNATIONAL, INC. 2026 Annual Meeting Vote by May 12, 2026 11:59 PM ET ENOVA INTERNATIONAL, INC. 175 WEST JACKSON BLVD. CHICAGO, IL 60604 V89543-P41758

You invested in ENOVA INTERNATIONAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 13, 2026 9:00 a.m., Central Time 175 West Jackson Blvd. 22nd Floor, Jackson 2 Meeting Room Chicago, Illinois 60604

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items Board Recommends 1. Election of Directors (term expires 2027) For Nominees: 1a. Ellen Carnahan For 1b. Lindsay Y. Corby For 1c. Steven Cunningham For 1d. Daniel R. Feehan For 1e. David Fisher For 1f. William M. Goodyear For 1g. James A. Gray For 1h. Gregg A. Kaplan For 1i. Mark P. McGowan For 1j. Linda Johnson Rice For 1k. Mark A. Tebbe For 2. A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V89544-P41758